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        NEUBERGER & BERMAN NYCDC SOCIALLY RESPONSIVE TRUST AND PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION


                             DATED DECEMBER 6, 1996



                              A NO-LOAD MUTUAL FUND
              605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NY 10158-0180

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               NEUBERGER & BERMAN NYCDC SOCIALLY  RESPONSIVE  TRUST ("FUND"),  A
SERIES OF NEUBERGER & BERMAN EQUITY TRUST ("TRUST"), IS A NO-LOAD MUTUAL FUND THAT OFFERS SHARES PURSUANT TO A PROSPECTUS DATED DECEMBER 6, 1996. THE FUND
INVESTS ALL OF ITS NET INVESTABLE ASSETS IN NEUBERGER & BERMAN SOCIALLY RESPONSIVE PORTFOLIO ("PORTFOLIO"). YOU CAN BUY, OWN, AND SELL FUND SHARES ONLY THROUGH THE DEFERRED COMPENSATION PLAN OF THE CITY OF NEW YORK AND RELATED AGENCIES AND INSTRUMENTALITIES ("PLAN").


               The Fund's Prospectus provides basic information that an investor should know before investing. A copy of the Prospectus may be obtained, without charge, from the Plan by calling 212-306-7760.

               This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

               No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.



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                                TABLE OF CONTENTS

                                                                      PAGE

INVESTMENT INFORMATION.................................................  1
        Investment Policies and Limitations............................  1
        Janet W. Prindle, Portfolio Manager of the Portfolio...........  5
        Background Information on Socially Responsive
               Investing...............................................  7
        The Socially Responsive Database...............................  8
        Implementation of Social Policy................................ 10
        Additional Investment Information.............................. 11

PERFORMANCE INFORMATION................................................ 24
        Total Return Computations...................................... 25
        Comparative Information........................................ 25
        Other Performance Information.................................. 26

CERTAIN RISK CONSIDERATIONS............................................ 27

TRUSTEES AND OFFICERS.................................................. 27

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES...................... 34
        Investment Manager and Administrator........................... 34
        Sub-Adviser.................................................... 35
        Investment Companies Managed................................... 36
        Management and Control of N&B Management....................... 39

DISTRIBUTION ARRANGEMENTS.............................................. 40

ADDITIONAL REDEMPTION INFORMATION...................................... 40
        Suspension of Redemptions...................................... 40
        Redemptions in Kind............................................ 41

DIVIDENDS AND OTHER DISTRIBUTIONS...................................... 41

ADDITIONAL TAX INFORMATION............................................. 42
        Taxation of the Fund........................................... 42
        Taxation of the Portfolio...................................... 43

PORTFOLIO TRANSACTIONS................................................. 46
        Portfolio Turnover............................................. 50

REPORTS TO SHAREHOLDERS................................................ 50

CUSTODIAN AND TRANSFER AGENT........................................... 50

INDEPENDENT ACCOUNTANTS................................................ 51

LEGAL COUNSEL.......................................................... 51

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.................... 51

                                      - i -

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REGISTRATION STATEMENT................................................. 51

FINANCIAL STATEMENTS................................................... 51

Appendix A............................................................. 53
        RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER................ 53

Appendix B............................................................. 56
        THE ART OF INVESTMENT: A CONVERSATION WITH ROY
               NEUBERGER............................................... 56


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                             INVESTMENT INFORMATION


               The Fund is a separate operating series of the Trust, a Delaware business trust that is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Fund seeks its investment objective by investing all of its net investable assets in the Portfolio, a series of Equity Managers Trust ("Managers Trust") that has an investment objective identical to that of the Fund. The Portfolio, in turn, invests in securities in accordance with an investment objective, policies, and limitations identical to those of the Fund. (The Trust and Managers Trust, which is an open-end management investment company managed by Neuberger & Berman Management Incorporated ("N&B Management") are together referred to below as the "Trusts.")


               The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of the Fund and Portfolio. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund and Portfolio are not fundamental. Any investment policy or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") or of Managers Trust ("Portfolio Trustees") without shareholder approval. The fundamental investment policies and limitations of the Fund or the Portfolio may not be changed without the approval of the lesser of (1) 67% of the total units of beneficial interest ("shares") of the Fund or Portfolio represented at a meeting at which more than 50% of the outstanding Fund or Portfolio shares are represented or (2) a majority of the outstanding shares of the Fund or Portfolio. These percentages are required by the Investment Company Act of 1940 ("1940 Act") and are referred to in this SAI as a "1940 Act majority vote." Whenever the Fund is called upon to vote on a change in a fundamental investment policy or limitation of the Portfolio, the Fund casts its votes in proportion to the votes of its shareholders at a meeting thereof called for that purpose.


INVESTMENT POLICIES AND LIMITATIONS

               The Fund has the following fundamental investment policy, to enable it to invest in the Portfolio:

        Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.


               All other fundamental investment policies and limitations and the non-fundamental investment policies and limitations of the Fund are identical to those of the Portfolio. Therefore, although the following discusses the investment policies and limitations of the Portfolio, it applies equally to the Fund.


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               Except for the  limitation  on borrowing  and the  limitation  on ownership of portfolio securities by officers and trustees, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Portfolio.

               The Portfolio's fundamental investment policies and limitations are as follows:

               1. BORROWING. The Portfolio may not borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Portfolio's total assets, the Portfolio will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

               2. COMMODITIES. The Portfolio may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

               3. DIVERSIFICATION. The Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of that issuer or
(ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

               4. INDUSTRY CONCENTRATION. The Portfolio may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumental- ities.

               5. LENDING. The Portfolio may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its


                                      - 2 -

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investment objective,  policies, and limitations,  (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

               6. REAL ESTATE. The Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

               7. SENIOR SECURITIES. The Portfolio may not issue senior securities, except as permitted under the 1940 Act.

               8. UNDERWRITING. The Portfolio may not underwrite securities of other issuers, except to the extent that the Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").


               The   Portfolio's   non-fundamental   investment   policies   and
limitations are as follows:


               1. BORROWING. The Portfolio may not purchase securi- ties if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

               2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

               3. INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Portfolio may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act and in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

               4. MARGIN TRANSACTIONS. The Portfolio may not purchase securities on margin from brokers or other lenders, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

               5. SHORT SALES. The Portfolio may not sell securities short unless it owns, or has the right to obtain without payment of additional consideration, securities equivalent in kind and amount to the securities sold.


                                           - 3 -

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Transactions  in forward  contracts,  futures  contracts  and options  shall not constitute selling securities short.

               6. OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND TRUSTEES. The Portfolio may not purchase or retain the securities of any issuer if, to the knowledge of N&B Management, those officers and trustees of Managers Trust and officers and directors of N&B Management who each owns individually more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such securities.


               7. UNSEASONED ISSUERS. The Portfolio may not purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. For purposes of this limitation, pass-through entities and other special purpose vehicles or pools of financial assets are not considered to be business enterprises.


               8. ILLIQUID SECURITIES. The Portfolio may not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

               9. FOREIGN SECURITIES. The Portfolio may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts ("ADRs").

               10. OIL AND GAS PROGRAMS. The Portfolio may not invest in participations or other direct interests in oil, gas, or other mineral leases or exploration or development programs, but the Portfolio may purchase securities of companies that own interests in any of the foregoing.


               11. REAL ESTATE. The Portfolio may not invest in partnership or similar interests in real estate limited partnerships.


               12. WARRANTS. The Portfolio does not intend to invest in warrants (but may hold warrants obtained in units or attached to securities).


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JANET W. PRINDLE, PORTFOLIO MANAGER OF THE PORTFOLIO


               How does Janet Prindle manage the Portfolio? "We select securities through a two-phase detection process. The first is financial. We analyze a universe of companies according to N&B Management's value-oriented philosophy and look for stocks which are undervalued for any number of reasons. We focus on financial fundamentals including balance sheet ratios and cash flow analysis, and we meet with company management in an effort to understand how those unrecognized values might be realized in the market.


               "The second part of the process is social screening. Our social research is based on the same kind of philosophy that governs our financial approach: we believe that first-hand knowledge and experience are our most important tools. Utilizing a database, we do careful, in-depth tracking, and we analyze a large number of companies on some eighty issues in six broad social categories. We use a wide variety of sources to determine company practices and policies in these areas, and we analyze performance in light of our knowledge of the issues and of the best practices in each industry.


               "We understand that, for many issues and in many industries, absolute standards are elusive and often counterproductive. Thus, in addition to quantitative measurements, we place value on such indicators as management commitment, progress, direction, and industry leadership."


AN INTERVIEW WITH JANET PRINDLE


               Q:     First things first.  How do you begin your stock
selection process?


               A:     Our first question is always:  On financial grounds
alone, is a company a smart investment? For a company's stock to meet our financial test, it must pass a number of hurdles.


               We look for bargains, just like the portfolio managers of the other portfolios managed by N&B Management. More specifically, we search for companies that we believe have terrific products, excellent customer service, and solid balance sheets -- but because they may have missed quarterly earnings expectations by a few pennies, because their sectors are currently out of favor, because Wall Street overreacted to a temporary setback, or because the company's merits aren't widely known, their stocks are selling at a discount.


               While we look at the stock's fundamentals carefully, that's not all we examine. We meet an awful lot of CEOs and CFOs. Top officers of over 400 companies visit Neuberger & Berman each year, and I'm also frequently on the


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road visiting dozens of corporations.  From the Fund's inception, we've met with representatives of every company we own.


               When I'm face to face with a CEO, I'm searching for answers to two crucial questions: "Does the company have a vision of where it wants to go?" and "Can the management team make it happen?" I've analyzed companies for over three decades, and I always look for companies that have both clear strategies and management talent.


               Q:     When you evaluate a company's balance sheet, what
matters the most to you?


               A: Definitely a company's "free cash flow." Compare it to your household's discretionary income -- the money you have left over each month after you pay off your monthly debt and other expenses. With ample free cash flow, a company can do any number of things. It can buy back its stock. Make important acquisitions. Expand its research and development spending. Or increase its dividend payments.


               When a company generates lots of excess cash flow, it has growth capital at its disposal. It can invest for higher profits down the line and improve shareholder value. Determining exactly HOW a company intends to spend its excess cash is an entirely different matter -- and that's where the information learned in our company meetings comes in. Still, you've got to have the extra cash in the first place. Which is why we pay so much attention to it.


               Q:     So you take a hard look at a company's balance sheet
and its management. After a company passes your financial test, what do you do next?


               A:     After we're convinced of a company's merits on
financial grounds alone, we review its record as a corporate citizen. In particular, we look for evidence of leadership in three key areas: concern for the environment, workplace diversity, and enlightened employment practices.


               It should be clear that our social screening always takes place after we search far and wide for what we believe are the best investment opportunities available. This is a crucial point, and I'll use an analogy to explain it. Let's assume you're looking to fill a vital position in your company. What you'd pay attention to first is the candidate's competence: Can he or she do the job? So after interviewing a number of candidates, you'd narrow your list to those that are highly qualified. To choose from this smaller group, you might look at the candidate's personality: Can he or she get along with everyone in your group?


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               Obviously, you wouldn't hire an unqualified person simply because he or she is likable. What you'd probably do is give the job to a highly qualified person who is ALSO compatible with your group.


               Now, let's turn to the companies that do make our financial cuts. How do we decide whether they meet our social criteria? Once again, our regular meetings with CEOs are key. We look for top management's support of programs that put more women and minorities in the pipeline to be future officers and board members; that minimize emissions, reduce waste, conserve energy, and protect natural resources; and that enable employees to balance work and family life with benefits such as flextime and generous maternal AND paternal leave.


               We realize that companies are not all good or all bad. Instead of looking for ethical perfection, we analyze how a company responds to troublesome problems. If a company is cited for breaking a pollution law, we evaluate its reaction. We also ask: Is it the first time? Do its top executives have a plan for making sure it doesn't happen again -- and how committed are they?


               If we're satisfied with the answers, a company makes it into our portfolio. When all is said and done, we invest in companies that have diverse work forces, strong CEOs, tough environmental standards, AND terrific balance sheets. In our judgment, financially strong companies that are also good corporate citizens are more likely to enjoy a competitive advantage. These days, more and more people won't buy a product unless they know it's environmentally friendly. In a similar vein, companies that treat their workers well may be more productive and profitable.


               Q:     Why have investors been attracted to the Fund?


               A: Our shareholders are looking to invest for the future in more ways than one. While they care deeply about their own financial futures, they're equally passionate about the world they leave to later generations. They want to be able to meet their college bills and leave a world where the air is a little cleaner and where the doors to the executive suite are a little more open.

BACKGROUND INFORMATION ON SOCIALLY RESPONSIVE INVESTING

               In an era when many people are concerned about the relationship between business and society, socially responsive investing ("SRI") is a mechanism for assuring that investors' social values are reflected in their investment decisions. As such, SRI is a direct descendent of the successful effort begun in the early 1970's to encourage companies to divest their South African operations and subscribe to the Sullivan Principles.

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Today, a growing number of individuals  and  institutions  are applying  similar strategies to a broad range of problems.

               Although there are many strategies available to the socially responsive investor, including proxy activism, below-market loans to community projects, and venture capital, the SRI strategies used by the Portfolio generally fall into two categories:

               AVOIDANCE INVESTING. Most socially responsive investors seek to avoid holding securities of companies whose products or policies are seen as being at odds with the social good. The most common exclusions historically have involved tobacco companies and weapons manufacturers.

               LEADERSHIP INVESTING. A growing number of investors actively look for companies with progressive programs that are exemplary or companies which make it their business to try to solve some of the problems of today's society.


               The marriage of social and financial objectives would not have surprised Adam Smith, who was, first and foremost, a moral philosopher. THE WEALTH OF NATIONS is firmly rooted in the Enlightenment conviction that the purpose of capital is the social good and the related belief that idle capital is both wasteful and unethical. But, what very likely would have surprised Smith is the sheer complexity of the social issues we face today and the diversity of our attitudes toward the social good. War and peace, race and gender, the distribution of wealth, and the conservation of natural resources -- the social agenda is long and compelling. It is also something about which reasonable people differ. What should society's priorities be? What can and should be done about them? And what is the role of business in addressing them? Since corporations are on the front lines of so many key issues in today's world, a growing number of investors feel that a corporation's role cannot be ignored. This is true of some of the most important issues of the day such as equal opportunity and the environment.


THE SOCIALLY RESPONSIVE DATABASE


               Neuberger & Berman, LLC ("Neuberger & Berman"), the Portfolio's sub-adviser, maintains a database of information about the social impact of the companies it follows. N&B Management uses the database to evaluate social issues after it deems a stock acceptable from a financial standpoint for acquisition by the Portfolio. The aim of the database is to be as comprehensive as possible, given that much of the information concerning corporate responsibility comes from subjective sources. Information for the database is gathered by Neuberger & Berman in many categories and then analyzed by N&B Management in the following six categories of corporate responsibility:


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               WORKPLACE  DIVERSITY AND  EMPLOYMENT.  N&B  Management  looks for companies that show leadership in areas such as employee training and promotion policies and benefits, such as flextime, generous profit sharing, and parental leave. N&B Management looks for active programs to promote women and minorities and takes into account their representation among the officers of an issuer and members of its board of directors. As a basis for exclusion, N&B Management looks for Equal Employment Opportunity Act infractions and Occupational Safety and Health Act violations; examines each case in terms of severity, frequency, and time elapsed since the incident; and considers actions taken by the company since the violation. N&B Management also monitors companies' progress and attitudes toward these issues.


               ENVIRONMENT.  A  company's  impact  on  the  environment  depends largely on the industry. Therefore, N&B Management examines a company's environmental record vis-a-vis those of its peers in the industry. All companies operating in an industry with inherently high environmental risks are likely to have had problems in such areas as toxic chemical emissions, federal and state fines, and Superfund sites. For these companies, N&B Management examines their problems in terms of severity, frequency, and elapsed time. N&B Management then balances the record against whatever leadership the company may have demonstrated in terms of environmental policies, procedures, and practices. N&B Management defines an environmental leadership company as one that puts into place strong affirmative programs to minimize emissions, promote safety, reduce waste at the source, insure energy conservation, protect natural resources, and incorporate recycling into its processes and products. N&B Management looks for the commitment and active involvement of senior management in all these areas. Several major manufacturers which still produce substantial amounts of pollution are among the leaders in developing outstanding waste source reduction and remediation programs.

               PRODUCT. N&B Management considers company announcements, press reports, and public interest publications relating to the health, safety, quality, labeling, advertising, and promotion of both consumer and industrial products. N&B Management takes note of companies with a strong commitment to quality and with marketing practices which are ethical and consumer-friendly. N&B Management pays particular attention to companies whose products and services promote progressive solutions to social problems.

               PUBLIC HEALTH. N&B Management measures the participation of companies in such industries and markets as alcohol, tobacco, gambling and nuclear power. N&B Management also considers the impact of products and marketing activities related to those products on nutritional and other health concerns, both domestically and in foreign markets.

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               WEAPONS.  N&B Management  keeps track of domestic  military sales and, whenever possible, foreign military sales and categorizes them as nuclear weapons related, other weapons related, and non-weapon military supplies, such as micro-chip manufacturers and companies that make uniforms for military personnel.

               CORPORATE CITIZENSHIP. N&B Management gathers information about a company's participation in community affairs, its policies with respect to charitable contributions, and its support of education and the arts. N&B Management looks for companies with a focus, dealing with issues not just by making financial contributions, but also by asking the questions: What can we do to help? What do we have to offer? Volunteerism, high- school mentoring programs, scholarships and grants, and in-kind donations to specific groups are just a few ways that companies have responded to these questions.

IMPLEMENTATION OF SOCIAL POLICY

               Companies deemed acceptable by N&B Management from a financial standpoint are analyzed using Neuberger & Berman's database. The companies are then evaluated by the portfolio managers to determine if the companies' policies, practices, products, and services withstand scrutiny in the following major areas of concern: the environment and workplace diversity and employment. Companies are then further evaluated to determine their track record in issues and areas of concern such as public health, weapons, product, and corporate citizenship.


               The issues and areas of concern that are tracked lend themselves to objective analysis in varying degrees. Few, however, can be resolved entirely on the basis of scientifically demonstrable facts. Moreover, a substantial amount of important information comes from sources that do not purport to be disinterested. Thus, the quality and usefulness of the information in the database depend upon Neuberger & Berman's ability to tap a wide variety of sources and on the experience and judgment of the people at N&B Management who interpret the information.


               In applying the information in the database to stock selection for the Portfolio, N&B Management considers several factors. N&B Management examines the severity and frequency of various infractions, as well as the time elapsed since their occurrence. N&B Management also takes into account any remedial action which has been taken by the company relating to these infractions. N&B Management notes any quality innovations made by the company in its effort to create positive change and looks at the company's overall approach to social issues.

ADDITIONAL INVESTMENT INFORMATION

               The Portfolio may make the following investments, among others. It may not buy all of the types of securities or use all of the investment techniques that are described.


               REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Portfolio at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Portfolio may not enter into such a repurchase agreement if, as a result, more than 10% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Portfolio may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Portfolio's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Portfolio's account by its custodian or a bank acting as the Portfolio's agent.


               SECURITIES LOANS. In order to realize income, the Portfolio may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by N&B Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Portfolio by depositing collateral in a form determined to be satisfactory by the Portfolio Trustees. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. N&B Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.


               RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Portfolio may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Portfolio's illiquidity. N&B Management, acting under guidelines established by the Portfolio Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Foreign securities that are freely tradeable in their principal market are not considered to be restricted. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.


               Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Portfolio's 10% limit on investments in illiquid securities. Restricted securities for which no market exists are priced by a method that the Portfolio Trustees believe accurately reflects fair value.


               REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Portfolio's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Portfolio will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligations under the agreement. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.


               FOREIGN SECURITIES. The Portfolio may invest in U.S. dollar-denominated securities of foreign issuers (including banks, governments, and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable certificates of depo- sit ("CDs"), bankers' acceptances and commercial paper. These investments are subject to the Portfolio's quality standards. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States.


               The  Portfolio  also  may  invest  in  equity,   debt,  or  other
income-producing  securities  that are  denominated  in or  indexed  to  foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks,
(3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates, (2) nationalization, expropriation, or confiscatory taxation, and (3) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio endeavors to achieve the most favorable net results on portfolio transactions. The Portfolio may invest only in securities of issuers in countries whose governments are considered stable by N&B Management.


               Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.


               Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Portfolio due to subsequent declines in value of the securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.


               Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.


               In order to limit the risks inherent in investing in foreign currency denominated securities, the Portfolio may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Within that limitation, however, the Portfolio is not restricted in the amount it may invest in securities denominated in any one foreign currency.


               FUTURES CONTRACTS AND OPTIONS THEREON. The Portfolio may purchase and sell interest rate futures contracts, stock and bond index futures contracts, and foreign currency futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Portfolio to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Portfolio does not engage in transactions in futures or options on futures for speculation. The Portfolio views investment in
(i) interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Portfolio.

               A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

               U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. The exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.


               Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month.


               "Margin" with respect to a futures contract is the amount of assets that must be deposited by the Portfolio with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Portfolio's futures positions. The margin deposit made by the Portfolio when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Portfolio will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess will be paid to the Portfolio. In computing its daily net asset value ("NAV"), the Portfolio marks to market the value of its open futures positions. The Portfolio also must make margin deposits with respect to options on futures that it has written. If the futures commission merchant holding the margin deposit goes bankrupt, the Portfolio could suffer a delay in recovering its funds and could ultimately suffer a loss.




               An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option.


               Although the Portfolio believes that the use of futures contracts will benefit it, if N&B Management's judgment about the general direction of the markets is incorrect, the Portfolio's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts and of the securities and currencies being hedged can be only approximate. Decisions regarding whether, when, and how to hedge involve skill and judgment. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate or currency exchange rate trends or lack of correlation between the futures markets and the securities markets. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.


               Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Portfolio, it could (depending on the size of the position) have an adverse impact on the NAV of the Portfolio.


               PUT AND CALL OPTIONS. The Portfolio may write and purchase put and call options on securities. Generally, the purpose of writing and purchasing these options is to reduce, at least in part, the effect of price fluctuations of securities held by the Portfolio on the Portfolio's and the Fund's NAVs. The Portfolio may also write covered call options to earn premium income. Portfolio securities on which call and put options may be written and purchased by the

Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective.


               The Portfolio will receive a premium for writing a put option, which obligates the Portfolio to acquire a security at a certain price at any time until a certain date if the purchaser of the option decides to exercise the option. The Portfolio may be obligated to purchase the underlying security at more than its current value.

               When the Portfolio purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Portfolio would purchase a put option in order to protect itself against a decline in the market value of a security it owns.


               When the Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Portfolio receives a premium for writing the call option. The Portfolio intends to write only "covered" call options on securities it owns. So long as the obligation of the call option continues, the Portfolio may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying a call option at less than the market price, thereby giving up any additional gain on the security.

               When the Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. The Portfolio would purchase a call option in order to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.


               The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Portfolio will not do) but is capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Portfolio, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, in the case of a call option, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security.


               The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Portfolio and is never exercised, the Portfolio will lose the entire amount of the premium paid.


               Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Portfolio and a counter-party, with no clearing organization guarantee. Thus, when the Portfolio sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Portfolio originally sold (or purchased) the option. There can be no assurance that the Portfolio would be able to liquidate an OTC option at any time prior to expiration. Unless the Portfolio is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter- party's insolvency, the Portfolio may be unable to liquidate its options position and the associated cover. N&B Management monitors the creditworthiness of dealers with which the Portfolio may engage in OTC options transactions, and limits the Portfolio's counter- parties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements.

               The assets used as cover for OTC options written by the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

               The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the last sales price on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the closing bid and asked prices.


               Closing transactions are effected in order to realize a profit on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Portfolio to write another call option on the underlying security with a different exercise price or expiration date or both. If the Portfolio desires to sell a security on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Portfolio will be able to effect closing transactions at favorable prices. If the Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.


               The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Portfolio; however, the Portfolio could be in a less advantageous position than if it had not written the call option.


               The Portfolio pays brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities. From time to time, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

               FORWARD FOREIGN CURRENCY CONTRACTS. The Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a fixed price ("forward contracts") in amounts not exceeding 5% of its net assets. The Portfolio enters into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Portfolio does not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by it. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Portfolio or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.


               N&B Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated and which is available on more advantageous terms. However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if N&B Management is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advantageous position than if such a hedge had not been established. If the Portfolio uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid.


               OPTIONS ON FOREIGN CURRENCIES. The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets. The Portfolio would engage in such transactions to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. As with other types of options, however, writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The risks of currency options are similar to the risks of other options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.


               REGULATORY LIMITATIONS ON USING FUTURES, OPTIONS ON FUTURES, OPTIONS ON SECURITIES, FORWARD CONTRACTS, AND OPTIONS ON FOREIGN CURRENCIES (COLLECTIVELY, "HEDGING INSTRUMENTS"). To the extent the Portfolio sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.


               In addition, (1) the aggregate premiums paid by the Portfolio on all options (both exchange-traded and OTC) held by it at any time may not exceed 20% of its net assets, and (2) the aggregate margin deposits required on all exchange-traded futures contracts and related options held by the Portfolio at any time may not exceed 5% of its total assets. The Portfolio does not currently intend to purchase puts, calls, straddles, spreads, or any combination thereof if, by reason of such purchase, the value of its aggregate investment in such instruments will exceed 5% of its total assets.


               COVER FOR HEDGING INSTRUMENTS. The Portfolio will comply with SEC guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities. Securities held in a segregated account cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. The Portfolio may be unable promptly to dispose of assets which cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Portfolio.


               GENERAL RISKS OF HEDGING INSTRUMENTS. The primary risks in using Hedging Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Portfolio and the prices of Hedging Instruments; (2) possible lack of a liquid secondary market for Hedging Instruments and the resulting inability to close out Hedging Instruments when desired; (3) the fact that the skills needed to use Hedging Instruments are different from those needed to select the Portfolio's securities; (4) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Hedging Instruments. N&B Management intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected to resemble or offset that of the Portfolio's underlying securities or currency. N&B Management intends to reduce the risk that the Portfolio will be unable to close out Hedging Instruments by entering into such transactions only if N&B Management believes there will be an active and liquid secondary market. Hedging Instruments used by the Portfolio are generally considered "derivatives." There can be no assurance that the Portfolio's use of Hedging Instruments will be successful.


               The Portfolio's use of Hedging Instruments may be limited by the provisions of the Internal Revenue Code of 1986, as amended ("Code"), with which it must comply if the Fund is to continue to qualify as a regulated investment company ("RIC"). See "Additional
Tax Information."


               FIXED INCOME SECURITIES. While the emphasis of the Portfolio's investment program is on common stocks and other equity securities, it may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. The Portfolio may invest in corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or any other nationally recognized statistical rating organization ("NRSRO") or, if not rated by any NRSRO, deemed comparable by N&B Management to such rated securities ("Comparable Unrated Securities").


               The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Portfolio may rely on the ratings of any NRSRO, the Portfolio primarily refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.




               Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Subsequent to its purchase by the Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by the Portfolio. In such a case, the Portfolio will engage in an orderly disposition of the downgraded securities.


               COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. The Portfolio may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1) or deemed by N&B Management to be of comparable quality.

               The Portfolio may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, N&B Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Portfolio Trustees.

               ZERO COUPON SECURITIES. The Portfolio may invest up to 5% of its net assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.


               The discount on zero coupon securities ("original issue discount") is taken into account ratably by the Portfolio prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income (including its share of the Portfolio's original issue discount) to the Plan each year for income and excise tax purposes, the Portfolio may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the Fund's distribution requirements. See "Additional Tax Information."


               The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturity and credit quality.

               CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yields on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock. Convertible debt securities are subject to the Portfolio's investment policies and limitations concerning fixed income securities.


               The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Portfolio's and the Fund's ability to achieve their investment objective.


               PREFERRED STOCK. The Portfolio may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.


                             PERFORMANCE INFORMATION

               The Fund's performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor's original cost.

TOTAL RETURN COMPUTATIONS

               The Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                           P(1+T)(SUPERSCRIPT)n = ERV

               Average annual total return smooths out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.


               The average annual total returns for the Fund for the one-year period ended August 31, 1996, and for the period from March 14, 1994 (commencement of operations) through August 31, 1996 were +21.27% and +16.99%, respectively. Had N&B Management not reimbursed certain expenses, total return would have been lower.

COMPARATIVE INFORMATION

               From time to time the Fund's performance may be compared with:


               (1) data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc., C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar, Inc., Micropal
        Incorporated, and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, The New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or


               (2) recognized stock and other indices, such as the S&P "500" Composite Stock Price Index ("S&P 500 Index"), S&P Small Cap 600 Index ("S&P 600 Index"), S&P Mid Cap 400 Index ("S&P 400 Index"), Russell 2000 Stock Index, Dow Jones Industrial Average ("DJIA"), Wilshire 1750 Index, Nasdaq Composite Index, Value Line Index, U.S. Department of Labor Consumer Price Index ("Consumer Price Index"), College Board Annual Survey of Colleges, Kanon Bloch's Family Performance Index, the Barra Growth Index, the Barra Value Index, and various other domestic, international, and global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. The S&P 600 Index includes stocks that range in market value from $40 million to $2.3 billion, with an average of $451 million. The S&P 400 Index measures mid-sized companies that have an average market capitalization of $1.6 billion. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. The Portfolio may invest in different types of securities from those included in some of the above indices.


               The Fund's performance may also be compared to various socially responsive indices. These include The Domini Social Index and the indices developed by the quantitative department of Prudential Securities, such as that department's Large and Mid-Cap portfolio indices for various breakdowns ("Sin" Stock Free, Cigarette-Stock Free, S&P Composite, etc.).


               Evaluations of the Fund's performance, its total return and comparisons may be used in advertisements and in information furnished to current and prospective shareholders (collectively, "Advertisements"). The Fund may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield.

OTHER PERFORMANCE INFORMATION

               From time to time, information about the Portfolio's portfolio allocation and holdings as of a particular date may be included in Advertisements. This information may include the Portfolio's portfolio diversification by asset type or by the social characteristics of companies owned. Information used in Advertisements may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents.

               Information relating to inflation and its effects on the dollar also may be included in Advertisements. For example, after ten years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation during that period were 4%, 5%, 6%, and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the inflation rate for the ten-year period.)

               From time to time the investment philosophy of N&B Management's founder, Roy R. Neuberger, may be included in the Fund's Advertisements. This philosophy is described in further detail in "The Art of Investing: A Conversation with Roy Neuberger," attached as Appendix B to this SAI.

                           CERTAIN RISK CONSIDERATIONS

               Although the Portfolio seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance the Portfolio will achieve its investment objective.


                              TRUSTEES AND OFFICERS

               The following table sets forth information concerning the trustees and officers of the Trusts, including their addresses and principal business experience during the past five years. Some persons named as trustees and officers also serve in similar capacities for other funds and their corresponding portfolios administered or managed by N&B Management and Neuberger & Berman.



Name, Age and                    Positions Held
Address(1)                       With the Trusts           Principal Occupation(s)(2)
----------                       ---------------           --------------------------

Faith Colish (61)                Trustee of each           Attorney at Law, Faith
63 Wall Street                   Trust                     Colish, A Professional
24th Floor                                                 Corporation.
New York, NY  10005

Donald M. Cox (74)               Trustee of each           Retired.  Formerly Senior
435 East 52nd                    Trust                     Vice President and
Street                                                     Director of Exxon
New York, NY  10022                                        Corporation; Director of
                                                           Emigrant Savings Bank.

Stanley Egener*                  Chairman of the           Principal of Neuberger &
(62)                             Board, Chief              Berman; President and
                                 Executive                 Director of N&B
                                 Officer, and              Management; Chairman of
                                 Trustee of each           the Board, Chief Executive
                                 Trust                     Officer, and Trustee of
                                                           eight  other   mutual
                                                           funds  for  which N&B
                                                           Management   acts  as
                                                           investment manager or
                                                           administrator.


                                           - 27 -






Alan R. Gruber (69)              Trustee of each           Chairman and Chief
Orion Capital                    Trust                     Executive Officer of Orion
Corporation                                                Capital Corporation
600 Fifth Avenue                                           (property and casualty
24th Floor                                                 insurance); Director of
New York, NY  10020                                        Trenwick Group, Inc.
                                                           (property and casualty
                                                           reinsurance); Chairman of
                                                           the Board and Director of
                                                           Guaranty National
                                                           Corporation (property and
                                                           casualty insurance);
                                                           formerly Director of
                                                           Ketema, Inc. (diversified
                                                           manufacturer).

Howard A. Mileaf                 Trustee of each           Vice President and Special
(59)                             Trust                     Counsel to WHX Corporation
WHX Corporation                                            (holding company) since
110 East 59th                                              1992; formerly Vice
Street                                                     President and General
30th Floor                                                 Counsel of Keene
New York, NY  10022                                        Corporation (manufacturer
                                                           of industrial products);
                                                           Director of Kevlin
                                                           Corporation (manufacturer
                                                           of microwave and other
                                                           products).

Edward I. O'Brien*               Trustee of each           Until 1993, President of
(68)                             Trust                     the Securities Industry
12 Woods Lane                                              Association ("SIA")
Scarsdale, NY                                              (securities industry's
10583                                                      representative in
                                                           government  relations
                                                           and        regulatory
                                                           matters     at    the
                                                           federal   and   state
                                                           levels);        until
                                                           November        1993,
                                                           employee  of the SIA;
                                                           Director    of   Legg
                                                           Mason, Inc.

John T. Patterson,               Trustee of each           Retired.  Formerly
Jr. (68)                         Trust                     President of SOBRO (South
183 Ledge Drive                                            Bronx Overall Economic
Torrington, CT                                             Development Corporation).
06790


                                           - 28 -






John P. Rosenthal                Trustee of each           Senior Vice President of
(63)                             Trust                     Burnham Securities Inc. (a
Burnham Securities                                         registered broker-dealer)
Inc.                                                       since 1991; formerly
Burnham Asset                                              Partner of Silberberg,
Management Corp.                                           Rosenthal & Co. (member of
1325 Avenue of the                                         National Association of
Americas                                                   Securities Dealers, Inc.);
17th Floor                                                 Director, Cancer Treatment
New York, NY  10019                                        Holdings, Inc.

Cornelius T. Ryan                Trustee of each           General Partner of Oxford
(65)                             Trust                     Partners and Oxford
Oxford Bioscience                                          Bioscience Partners
Partners                                                   (venture capital
315 Post Road West                                         partnerships) and
Westport, CT  06880                                        President of Oxford
                                                           Venture  Corporation;
                                                           Director  of  Capital
                                                           Cash Management Trust
                                                           (money  market  fund)
                                                           and Prime Cash Fund.

Gustave H. Shubert               Trustee of each           Senior Fellow/Corporate
(67)                             Trust                     Advisor and Advisory
13838 Sunset                                               Trustee of Rand (a non-
Boulevard                                                  profit public interest
Pacific Palisades,                                         research institution)
CA  90272                                                  since 1989; Honorary
                                                           Member  of the  Board
                                                           of  Overseers  of the
                                                           Institute  for  Civil
                                                           Justice,  the  Policy
                                                           Advisory Committee of
                                                           the Clinical Scholars
                                                           Program     at    the
                                                           University         of
                                                           California,       the
                                                           American  Association
                                                           for  the  Advancement
                                                           of    Science,    the
                                                           Counsel   on  Foreign
                                                           Relations,   and  the
                                                           Institute         for
                                                           Strategic     Studies
                                                           (London);  advisor to
                                                           the           Program
                                                           Evaluation        and
                                                           Methodology  Division
                                                           of the  U.S.  General
                                                           Accounting    Office;
                                                           formerly  Senior Vice
                                                           President and Trustee
                                                           of Rand.


                                           - 29 -






Lawrence Zicklin*                President and             Principal of Neuberger &
(60)                             Trustee of each           Berman; Director of N&B
                                 Trust                     Management; President
                                                           and/or   Trustee   of
                                                           five   other   mutual
                                                           funds  for  which N&B
                                                           Management   acts  as
                                                           investment manager or
                                                           administrator.

Daniel J. Sullivan               Vice President            Senior Vice President of
(56)                             of each Trust             N&B Management since 1992;
                                                           prior  thereto,  Vice
                                                           President    of   N&B
                                                           Management;      Vice
                                                           President   of  eight
                                                           other   mutual  funds
                                                           for     which     N&B
                                                           Management   acts  as
                                                           investment manager or
                                                           administrator.

Michael J. Weiner                Vice President            Senior Vice President of
(49)                             and Principal             N&B Management since 1992;
                                 Financial                 Treasurer of N&B
                                 Officer of each           Management from 1992 to
                                 Trust                     1996; prior thereto, Vice
                                                           President and Treasurer of
                                                           N&B Management and
                                                           Treasurer of certain
                                                           mutual funds for which N&B
                                                           Management acted as
                                                           investment adviser; Vice
                                                           President and Principal
                                                           Financial Officer of eight
                                                           other mutual funds for
                                                           which N&B Management acts
                                                           as investment manager or
                                                           administrator.

Claudia A. Brandon               Secretary of              Vice President of N&B
(40)                             each Trust                Management; Secretary of
                                                           eight  other   mutual
                                                           funds  for  which N&B
                                                           Management   acts  as
                                                           investment manager or
                                                           administrator.


                                           - 30 -






Richard Russell                  Treasurer and             Vice President of N&B
(49)                             Principal                 Management since 1993;
                                 Accounting                prior thereto, Assistant
                                 Officer of each           Vice President of N&B
                                 Trust                     Management; Treasurer and
                                                           Principal  Accounting
                                                           Officer    of   eight
                                                           other   mutual  funds
                                                           for     which     N&B
                                                           Management   acts  as
                                                           investment manager or
                                                           administrator.

Stacy Cooper-                    Assistant                 Assistant Vice President
Shugrue (33)                     Secretary of              of N&B Management since
                                 each Trust                1993; prior thereto,
                                                           employee of N&B
                                                           Management; Assistant
                                                           Secretary of eight other
                                                           mutual funds for which N&B
                                                           Management acts as
                                                           investment manager or
                                                           administrator.

C. Carl Randolph                 Assistant                 Principal of Neuberger &
(59)                             Secretary of              Berman since 1992; prior
                                 each Trust                thereto, employee of
                                                           Neuberger & Berman;
                                                           Assistant Secretary of
                                                           eight other mutual funds
                                                           for which N&B Management
                                                           acts as investment manager
                                                           or administrator.

Barbara DiGiorgio                Assistant                 Assistant Vice President
(37)                             Treasurer of              of N&B Management since
                                 each Trust                1993; prior thereto,
                                                           employee of N&B
                                                           Management; Assistant
                                                           Treasurer of eight other
                                                           mutual funds for which N&B
                                                           Management acts as
                                                           investment manager or
                                                           administrator since 1996.


                                           - 31 -






Celeste Wischerth                Assistant                 Assistant Vice President
(35)                             Treasurer of              of N&B Management since
                                 each Trust                1994; prior thereto,
                                                           employee of N&B
                                                           Management; Assistant
                                                           Treasurer of eight other
                                                           mutual funds for which N&B
                                                           Management acts as
                                                           investment manager or
                                                           administrator since 1996.


--------------------

(1) Unless otherwise indicated, the business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a trustee who is an "interested person" of each Trust within the meaning of the 1940 Act. Messrs. Egener and Zicklin are interested persons by virtue of the fact that they are officers and/or directors of N&B Management and principals of Neuberger & Berman. Mr. O'Brien is an interested person by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolio and other funds for which N&B Management serves as investment manager.


               The Trust's Trust Instrument and Managers Trust's Declaration of Trust provide that each such Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

               For the fiscal year ended August 31, 1996, the Fund and Portfolio paid and accrued fees and expenses of $11,231 to those Fund and Portfolio Trustees who were not affiliated with N&B Management or Neuberger & Berman.


               The  following  table  sets  forth  information   concerning  the
compensation of the trustees and officers of the Trust. None of the Neuberger & Berman Funds(R) has any retirement plan for its trustees or officers.



                              TABLE OF COMPENSATION
                          FOR FISCAL YEAR ENDED 8/31/96

                                                                       Total Compensation
                                               Aggregate               from Trusts in the
                                             Compensation              Neuberger & Berman
Name and Position with                        from the                Fund Complex Paid
      the Trust                                 Trust                    To Trustees
----------------------                       -------------            --------------------

Faith Colish                                 $ 2,320                        $ 38,500
Trustee                                                                (5 other investment
                                                                        companies)

Donald M. Cox                                $ 2,320                        $ 31,000
Trustee                                                                (3 other investment
                                                                        companies)

Stanley Egener                               $     0                        $      0
Chairman of the Board,                                                 (9 other investment
Chief Executive Officer,                                                companies)
and Trustee

Alan R. Gruber                               $ 2,143                        $ 28,000
Trustee                                                                (3 other investment
                                                                        companies)

Howard A. Mileaf                             $ 2,350                        $ 37,000
Trustee                                                                (4 other investment
                                                                        companies)

Edward I. O'Brien                            $ 2,409                        $ 31,500
Trustee                                                                (3 other investment
                                                                        companies)

John T. Patterson, Jr.                       $ 2,587                        $ 40,500
Trustee                                                                (4 other investment
                                                                        companies)

John P. Rosenthal                            $ 2,320                        $ 36,500
Trustee                                                                (4 other investment
                                                                        companies)

Cornelius T. Ryan                            $ 2,350                        $ 30,500
Trustee                                                                (3 other investment
                                                                        companies)


                                     - 33 -






Gustave H. Shubert                           $ 2,350                        $ 30,500
Trustee                                                                (3 other investment
                                                                        companies)

Lawrence Zicklin                             $     0                        $      0
President and Trustee                                                  (5 other investment
                                                                        companies)


               At November 20, 1996, the trustees and officers of the Trusts, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

                       INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR

               Because all of the Fund's net investable assets are invested in the Portfolio, the Fund does not need an investment manager. N&B Management serves as the investment manager to the Portfolio pursuant to a management agreement with Managers Trust, on behalf of the Portfolio, dated as of August 2, 1993 ("Management Agreement"). The Management Agreement was approved by the holders of the interests in the Portfolio on March 9, 1994. The Portfolio was authorized to become subject to the Management Agreement by vote of the Portfolio Trustees on October 20, 1993, and became subject to it on March 14, 1994.


               The Management Agreement provides, in substance, that N&B Management will make and implement investment decisions for the Portfolio in its discretion and will continuously develop an investment program for the Portfolio's assets. The Management Agreement permits N&B Management to effect securities transactions on behalf of the Portfolio through associated persons of N&B Management. The Management Agreement also specifically permits N&B Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Portfolio, although N&B Management has no current plans to pay a material amount of such compensation.


               N&B Management provides to the Portfolio, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. N&B Management pays all salaries, expenses, and fees of the officers, trustees, and employees of Managers Trust who are officers, directors, or employees of N&B Management. Two directors of N&B Management (who also are principals of Neuberger & Berman), one of whom also serves as an officer of N&B Management, presently serve as trustees and officers of the Trusts. See "Trustees and Officers." The Portfolio pays N&B

Management a management fee based on the Portfolio's average daily net assets, as described in the Prospectus.


               N&B Management provides similar facilities, services, and personnel to the Fund pursuant to an administration agreement with the Trust, dated August 3, 1993 ("Administration Agreement"). The Fund was authorized to become subject to the Administration Agreement by vote of the Fund Trustees on October 20, 1993, and became subject to it on March 14, 1994. For such administrative services, the Fund pays N&B Management a fee based on the Fund's average daily net assets, as described in the Prospectus.


               During the fiscal years ended August 31, 1996 and 1995 and the period from March 14, 1994 (commencement of operations) to August 31, 1994, the Fund accrued management and administration fees of $660,441, $440,649 and $179,578, respectively. During those same periods, N&B Management reimbursed the Fund for $224,030, $186,559 and $70,891, respectively, of expenses.


               The Management Agreement continues with respect to the Portfolio for a period of two years after the date the Portfolio became subject thereto. The Management Agreement is renewable thereafter from year to year with respect to the Portfolio, so long as its continuance is approved at least annually (1) by the vote of a majority of the Portfolio Trustees who are not "interested persons" of N&B Management or Managers Trust ("Independent Portfolio Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Portfolio Trustees or by a 1940 Act majority vote of the outstanding interests in the Portfolio. The Administration Agreement continues with respect to the Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of N&B Management or the Trust ("Independent Fund Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.


               The Management Agreement is terminable, without penalty, with respect to the Portfolio on 60 days' written notice either by Managers Trust or by N&B Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by N&B Management or by the Trust. Each Agreement terminates automatically if it is assigned.




SUB-ADVISER


               N&B Management retains Neuberger & Berman, 605 Third Avenue, New York, NY 10158-3698, as a sub-adviser with respect to the Portfolio pursuant to a sub-advisory agreement dated August 2, 1993 ("Sub-Advisory Agreement"). The Sub-Advisory Agreement was approved by the holders of the interests in the Portfolio on March 9, 1994. The Portfolio was authorized to become subject to the Sub-Advisory Agreement by vote of the Portfolio Trustees on October 20, 1993, and became subject to it on March 14, 1994.


               The Sub-Advisory Agreement provides in substance that Neuberger & Berman will furnish to N&B Management, upon reasonable request, the same type of investment recommendations and research that Neuberger & Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, N&B Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger & Berman. This staff consists of approximately fourteen investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with N&B Management. The Sub-Advisory Agreement provides that N&B Management will pay for the services rendered by Neuberger & Berman based on the direct and indirect costs to Neuberger & Berman in connection with those services. Neuberger & Berman also serves as sub-adviser for all of the other mutual funds managed by N&B Management.


               The Sub-Advisory Agreement continues with respect to the Portfolio for a period of two years after the Portfolio became subject thereto and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Portfolio by the Portfolio Trustees or a 1940 Act majority vote of the outstanding interests in the Portfolio, by N&B Management, or by Neuberger & Berman on not less than 30 nor more than 60 days' written notice. The Sub- Advisory Agreement also terminates automatically with respect to the Portfolio if it is assigned or if the Management Agreement terminates with respect to the Portfolio.


               Most money managers that come to the Neuberger & Berman organization have at least fifteen years experience. Neuberger & Berman and N&B Management employ experienced professionals that work in a competitive environment.

INVESTMENT COMPANIES MANAGED

               N&B Management currently serves as investment manager of the following investment companies. As of September 30, 1996, these companies, along with three other investment companies advised by Neuberger & Berman, had aggregate net assets of approximately $13.9 billion, as shown in the following list:



                                                                               Approximate
                                                                              Net Assets at
Name                                                                        September 30, 1996
----                                                                        ------------------

Neuberger & Berman Cash Reserves Portfolio........................................$527,447,493
     (investment portfolio for Neuberger & Berman Cash Reserves)

Neuberger & Berman Government Money Portfolio.....................................$319,705,018
     (investment portfolio for Neuberger & Berman Government Money
     Fund)

Neuberger & Berman Limited Maturity Bond Portfolio................................$268,892,148
     (investment portfolio for Neuberger & Berman Limited Maturity
     Bond Fund and Neuberger & Berman Limited Maturity Bond Trust)

Neuberger & Berman Municipal Money Portfolio......................................$141,116,062
     (investment portfolio for Neuberger & Berman Municipal Money
     Fund)

Neuberger & Berman Municipal Securities Portfolio..................................$38,416,801
     (investment portfolio for Neuberger & Berman Municipal
     Securities Trust)

Neuberger & Berman New York Insured Intermediate
     Portfolio .....................................................................$9,575,489
     (investment portfolio for Neuberger & Berman New York Insured
     Intermediate Fund)

Neuberger & Berman Ultra Short Bond Portfolio......................................$96,306,004
     (investment portfolio for Neuberger & Berman Ultra Short Bond
     Fund and Neuberger & Berman Ultra Short Bond Trust)

Neuberger & Berman Focus Portfolio..............................................$1,174,138,341
     (investment portfolio for Neuberger & Berman Focus Fund,
     Neuberger & Berman Focus Trust and Neuberger & Berman Focus
     Assets)

Neuberger & Berman Genesis Portfolio..............................................$287,653,131
     (investment portfolio for Neuberger & Berman Genesis Fund and
     Neuberger & Berman Genesis Trust)

Neuberger & Berman Guardian Portfolio.........................................  $6,513,577,557
     (investment portfolio for Neuberger & Berman Guardian Fund,
     Neuberger & Berman Guardian Trust and Neuberger & Berman
     Guardian Assets)

Neuberger & Berman International Portfolio.........................................$59,969,278
     (investment portfolio for Neuberger & Berman International Fund)


                                           - 37 -




Neuberger & Berman Manhattan Portfolio............................................$592,681,290
     (investment portfolio for Neuberger & Berman Manhattan Fund,
     Neuberger & Berman Manhattan Trust and Neuberger & Berman
     Manhattan Assets)

Neuberger & Berman Partners Portfolio...........................................$2,112,475,324
     (investment portfolio for Neuberger & Berman Partners Fund,
     Neuberger & Berman Partners Trust and Neuberger & Berman
     Partners Assets)

Neuberger & Berman Socially Responsive
     Portfolio  ..................................................................$167,005,429
     (investment portfolio for Neuberger & Berman Socially Responsive
     Fund and Neuberger & Berman NYCDC Socially Responsive Trust)

Advisers Managers Trust
     (six series)...............................................................$1,468,727,224



               In addition, Neuberger & Berman serves as investment adviser to three investment companies, Plan Investment Fund, Inc., AHA Investment Fund, Inc., and AHA Full Maturity, with assets of $61,738,329, $77,498,236, and $26,954,887, respectively, at September 30, 1996.


               The investment decisions concerning the Portfolio and the other mutual funds managed by N&B Management (collectively, "Other N&B Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other N&B Funds differ from the Portfolio. Even where the investment objectives are similar, however, the methods used by the Other N&B Funds and the Portfolio to achieve their objectives may differ. The investment results achieved by all of the mutual funds managed by N&B Management have varied from one another in the past and are likely to vary in the future.


               There may be occasions when the Portfolio and one or more of the Other N&B Funds or other accounts managed by Neuberger & Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Portfolio, in other cases it is believed that the Portfolio's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Portfolio Trustees that the desirability of the Portfolio's having its advisory arrangements with N&B Management outweighs any disadvantages that may result from contemporaneous transactions.


               The Portfolio is subject to certain limitations imposed on all advisory clients of Neuberger & Berman (including the Portfolio, the Other N&B Funds, and other managed accounts) and personnel of Neuberger & Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger & Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

MANAGEMENT AND CONTROL OF N&B MANAGEMENT

               The directors and officers of N&B Management, all of whom have offices at the same address as N&B Management, are Richard A. Cantor, Chairman of the Board and director; Stanley Egener, Presi- dent and director; Theodore P. Giuliano, Vice President and director; Michael M. Kassen, Vice President and director; Irwin Lainoff, director; Lawrence Zicklin, director; Daniel J.
Sullivan, Senior Vice President; Peter E. Sundman, Senior Vice President; Michael J. Weiner, Senior Vice President; Claudia A. Brandon, Vice President; Patrick T. Byrne, Vice President; William Cunningham, Vice President; Clara Del Villar, Vice President; Mark R. Goldstein, Vice President; Farha-Joyce Haboucha, Vice President; Michael Lamberti, Vice President; Josephine P. Mahaney, Vice President; Lawrence Marx III, Vice President; Ellen Metzger, Vice President and Secretary; Janet W. Prindle, Vice President; Felix Rovelli, Vice President; Richard Russell, Vice President; Kent C. Simons, Vice President; Frederick B. Soule, Vice President; Judith M. Vale, Vice President; Susan Walsh, Vice President; Thomas Wolfe, Vice President; Andrea Trachtenberg, Vice President of Marketing; Robert Conti, Treasurer; Stacy Cooper-Shugrue, Assistant Vice President; Robert Cresci, Assistant Vice President; Barbara DiGiorgio, Assistant Vice President; Roberta D'Orio, Assistant Vice President; Joseph G. Galli, Assistant Vice President; Robert I. Gendelman, Assistant Vice President; Leslie Holliday-Soto, Assistant Vice President; Jody L. Irwin, Assistant Vice President; Carmen G. Martinez, Assistant Vice President; Paul Metzger, Assistant Vice President; Joseph S. Quirk, Assistant Vice President; Kevin L. Risen, Assistant Vice President; Susan Switzer, Assistant Vice President; Celeste Wischerth, Assistant Vice President; KimMarie Zamot, Assistant Vice President; and Loraine Olavarria, Assistant Secretary. Messrs. Cantor, Egener, Giuliano, Lainoff, Zicklin, Goldstein, Kassen, Marx, and Simons and Mmes. Prindle and Vale are principals of Neuberger & Berman.


               Messrs. Egener and Zicklin are trustees and officers, and Messrs. Sullivan, Weiner, and Russell and Mmes. Brandon, Cooper- Shugrue, DiGiorgio, and

Wischerth are officers, of each Trust. C. Carl Randolph, a principal of Neuberger & Berman, also is an officer of each Trust.


               All of the outstanding voting stock in N&B Management is owned by persons who are also principals of Neuberger & Berman.


                            DISTRIBUTION ARRANGEMENTS

               N&B Management serves as the distributor ("Distributor") in connection with the offering of the Fund's shares on a no-load basis to the Plan. In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund's shares to the Plan without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of the Fund's shares.


               The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement that continues until August 3, 1997. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will terminate automatically on its assignment, in the same manner as the Management Agreement.


                        ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS

               The right to redeem the Fund's shares may be suspended or payment of the redemption price postponed (1) when the New York Stock Exchange ("NYSE") is closed (other than weekend and holiday closings), (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, the

Plan may withdraw its offers of redemption, or it will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

REDEMPTIONS IN KIND

               The Fund reserves the right, under certain conditions, to honor any request for redemption (or a combination of requests from the Plan in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part by securities valued as described under "Share Prices and Net Asset Value" in the Prospectus. If payment is made in securities, the Plan generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interest of the Fund's shareholders as a whole.


                        DIVIDENDS AND OTHER DISTRIBUTIONS

               The Fund distributes to the Plan amounts equal to substantially all of its share of any net investment income (after deducting expenses incurred directly by the Fund), any net realized capital gains (both long-term and short-term), and any net realized gains from foreign currency transactions earned or realized by the Portfolio. The Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).


               The Portfolio's net investment income consists of all income accrued on portfolio assets less accrued expenses, but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in the Portfolio's NAV (and, hence, the Fund's NAV) until they are distributed. Dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December.


               Dividends and other distributions are automatically reinvested in additional shares of the Fund, unless and until the Plan elects to receive them in cash ("cash election"). A cash election remains in effect until the Plan notifies the Fund in writing to discontinue the election.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND

               In order to continue to qualify for treatment as a RIC under the Code, the Fund must distribute to the Plan for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Hedging Instruments) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- Hedging Instruments (other than those on foreign currencies), or foreign currencies (or Hedging Instruments thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short- Short Limitation"); and (3) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.


               Certain funds that invest in portfolios managed by N&B Management have received rulings from the Internal Revenue Service ("Service") that each such fund, as an investor in its corresponding portfolio, will be deemed to own a proportionate share of the portfolio's assets and income for purposes of determining whether the fund satisfies all the requirements described above to qualify as a RIC. Although these rulings may not be relied on as precedent by the Fund, N&B Management believes that the reasoning thereof and, hence, their conclusion apply to the Fund as well.

               The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

               See the next section for a discussion of the tax consequences to the Fund of distributions to it from the Portfolio, investments by the Portfolio in certain securities, and hedging transactions engaged in by the Portfolio.

TAXATION OF THE PORTFOLIO

               Certain portfolios managed by N&B Management, including the other portfolios of Managers Trust, have received rulings from the Service to the effect that, among other things, each such portfolio will be treated as a separate partnership for federal income tax purposes and will not be a "publicly traded partnership." Although these rulings may not be relied on as precedent by the Portfolio, N&B Management believes the reasoning thereof and, hence, their conclusion apply to the Portfolio as well. As a result, the Portfolio is not subject to federal income tax; instead, each investor in the Portfolio, such as the Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio. The Portfolio also is not subject to Delaware or New York income or franchise tax.


               Because the Fund is deemed to own a proportionate share of the Portfolio's assets and income for purposes of determining whether the Fund qualifies as a RIC, the Portfolio intends to continue to conduct its operations so that the Fund will be able to continue to satisfy all those requirements.


               Distributions to the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally equals the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and capital gains and decreased by (1) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (2) the Fund's share of the Portfolio's losses.

               Dividends and interest received by the Portfolio may be subject to income, withholding, or other taxes imposed by foreign countries and U.S.

possessions that would reduce the yield on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

               The Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Portfolio holds stock of a PFIC, the Fund (indirectly through its interest in the Portfolio) will be subject to federal income tax on its share of a portion of any "excess distribution" received by the Portfolio on the stock or of any gain on the Portfolio's disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes its share of the PFIC income as a taxable dividend to the Plan. The balance of the Fund's share of the PFIC income will be included in its investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to the Plan.


               If the Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its share of the Portfolio's pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


               Pursuant  to proposed  regulations,  open-end  RICs,  such as the
Fund, would be entitled to elect to mark to market their stock in certain PFICs. Marking to market, in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).


               The Portfolio's use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Hedging Instruments derived by the Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income for the Fund under the Income Requirement. However, income from the disposition by the Portfolio of Hedging Instruments (other than those on foreign currencies) will be subject to the Short-Short Limitation for the Fund if they are held for less than three months. Income from the disposition of foreign currencies, and Hedging Instruments on foreign currencies, that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation for the Fund if they are held for less than three months.


               If the Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Portfolio will consider whether it should seek to satisfy those requirements to enable the Fund to qualify for this treatment for hedging transactions. To the extent the Portfolio does not do so, it may be forced to defer the closing out of certain Hedging Instruments or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

               Exchange-traded futures contracts and listed options thereon ("Section 1256 contracts") are required to be marked to market (that is, treated as having been sold at market value) at the end of the Portfolio's taxable year. Sixty percent of any gain or loss recognized as a result of these "deemed sales," and 60% of any net realized gain or loss from any actual sales, of
Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss.

               The Portfolio may acquire zero coupon securities or other securities issued with original issue discount ("OID"). As a holder of those securities, the Portfolio (and, through it, the Fund) must take into account the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income (including its share of the Portfolio's accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than its share of the total amount of cash the Portfolio actually receives. Those distributions will be made from the Fund's (or its share of the Portfolio's) cash assets or, if necessary, from the proceeds of sales of the Portfolio's securities. The Portfolio may realize capital gains or losses from those sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months.
Because of the Short-Short Limitation, any such gains would reduce the Portfolio's ability to sell other securities, or certain Hedging Instruments or foreign currency positions, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.


                             PORTFOLIO TRANSACTIONS

               Neuberger & Berman acts as the Portfolio's principal broker in the purchase and sale of its portfolio securities and in connection with the purchase and sale of options on its securities.


               During the period from March 14, 1994 (commencement of operations) through August 31, 1994, and the fiscal years ended August 31, 1995 and 1996, the Portfolio paid brokerage commissions of $46,374, $138,378, and $208,834, respectively, of which $46,050, $95,964, and $124,879, respectively, were paid to Neuberger & Berman. Transactions in which the Portfolio used Neuberger & Berman as broker comprised 59.67% of the aggregate dollar amount of transactions involving the payment of commissions, and 59.80% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1996. 90.09% of the $83,955 paid to other brokers by the Portfolio during that fiscal year (representing commissions on transactions involving approximately $38,877,483) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1996, the Portfolio acquired securities of the following of its "regular brokers or dealers" (as defined in the 1940 Act) ("Regular B/Ds"): None; at that date, the Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: None.


               Portfolio securities are, from time to time, loaned by the Portfolio to Neuberger & Berman in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from provisions of the 1940 Act that would otherwise prohibit such transactions, subject to certain conditions. Among the conditions of the order, securities loans made by the Portfolio to Neuberger & Berman must be fully secured by cash collateral. The portion of the income on cash collateral which may be shared with Neuberger & Berman is determined by reference to concurrent arrangements between Neuberger & Berman and non-affiliated lenders with which it engages in similar transactions. In addition, where Neuberger & Berman borrows securities from the Portfolio in order to re-lend them to others, Neuberger & Berman is required to pay the Portfolio, on a quarterly basis, certain "excess earnings" that Neuberger & Berman otherwise has derived from the re-lending of the borrowed securities. When Neuberger & Berman desires to borrow a security that the

Portfolio has indicated a willingness to lend, Neuberger & Berman must borrow such security from the Portfolio, rather than from an unaffiliated lender, unless the unaffiliated lender is willing to lend such security on more favorable terms (as specified in the order) than the Portfolio. If the Portfolio's expenses exceed its income in any securities loan transaction with Neuberger & Berman, Neuberger & Berman must reimburse the Portfolio for such loss.


               During the fiscal years ended August 31, 1996 and 1995, and the period March 14, 1994 (commencement of operations) to August 31, 1994, the Portfolio earned no interest income from the collateralization of securities loans.


               The Portfolio may also lend securities to unaffiliated entities, including banks, brokerage firms, and other institutional investors judged creditworthy by N&B Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is continuously maintained by the borrower with the Portfolio. The Portfolio may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

               A committee of Independent Portfolio Trustees from time to time reviews, among other things, information relating to securities loans by the Portfolio.

               In effecting securities transactions, the Portfolio generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Portfolio plans to continue to use Neuberger & Berman as its principal broker where, in the judgment of N&B Management (the Portfolio's investment manager and an affiliate of the broker), that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Portfolio's knowledge, no affiliate of the Portfolio receives give-ups or reciprocal business in connection with its securities transactions.

               The use of Neuberger & Berman as a broker for the Portfolio is subject to the requirements of Section 11(a) of the Securities Exchange Act of

1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Portfolio Trustees have expressly authorized Neuberger & Berman to retain such compensation, and Neuberger & Berman complies with the reporting requirements of Section 11(a).

               Under the 1940 Act, commissions paid by the Portfolio to Neuberger & Berman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Portfolio's policy that the commissions to be paid to Neuberger & Berman must, in N&B Management's judgment, be (1) at least as favorable  as  those  charged  by  other  brokers  having  comparable  execution capability and (2) at least as favorable as commissions contemporaneously charged by Neuberger & Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger & Berman acts as a clearing broker for another brokerage firm and customers of Neuberger & Berman considered by a majority of the Independent Portfolio Trustees not to be comparable to the Portfolio. The Portfolio does not deem it practicable and in its best interest to solicit competitive bids for commissions on each transaction effected by Neuberger & Berman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger & Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Portfolio, unless an appropriate exemption is available.


               A committee of Independent Portfolio Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger & Berman to the Portfolio and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger & Berman effects brokerage transactions for the Portfolio must be reviewed and approved no less often than annually by a majority of the Independent Portfolio Trustees.


               To ensure that accounts of all investment clients, including the Portfolio, are treated fairly in the event that Neuberger & Berman receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger & Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders simultaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.


               The Portfolio expects that it will continue to execute a portion of its transactions through brokers other than Neuberger & Berman. In selecting those brokers, N&B Management considers the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility, and may consider research and other investment information provided by those brokers.


               A committee comprised of officers of N&B Management and principals of Neuberger & Berman who are portfolio managers of the Portfolio and/or Other N&B Funds (collectively, "N&B Funds") and some of Neuberger & Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the N&B Funds and the Managed Accounts that are not effected by Neuberger & Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research provided by particular brokers or in the execution or research needs of the N&B Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the N&B Funds and the Managed Accounts may change substantially from one semi-annual period to the next.


               The  commissions  paid to a broker other than  Neuberger & Berman may be higher than the amount another firm might charge if N&B Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. N&B Management believes that those research services benefit the
Portfolio by supplementing the information otherwise available to N&B Management. That research may be used by N&B Management in servicing Other N&B Funds and, in some cases, by Neuberger & Berman in servicing the Managed Accounts. On the other hand, research received by N&B Management from brokers effecting portfolio transactions on behalf of the Other N&B Funds and by Neuberger & Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Portfolio's benefit.


               Janet Prindle, a Vice President of N&B Management and a principal of Neuberger & Berman, is the person primarily responsible for making decisions as to specific action to be taken with respect to the investment portfolio of the Portfolio. She has full authority to take action with respect to portfolio transactions and may or may not consult with other personnel of N&B Management prior to taking such action.

PORTFOLIO TURNOVER

               The Portfolio's portfolio turnover rate is calculated by dividing
(1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Portfolio during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Portfolio during the fiscal year.


                             REPORTS TO SHAREHOLDERS

               Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent accountants for the Fund and Portfolio. The Fund's statements show the investments owned by the Portfolio and the market values thereof and provide other information about the Fund and its operations, including the Fund's beneficial interest in the Portfolio.


                          CUSTODIAN AND TRANSFER AGENT

               The Fund and Portfolio have selected Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110 as custodian for their securities and cash. State Street also serves as the Fund's transfer agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions to the Plan. All correspondence should be mailed to the Plan, 40 Rector Street, 3rd Floor, New York, NY 10006. In addition, State Street serves as transfer agent for the Portfolio.

                             INDEPENDENT ACCOUNTANTS

               The Fund and Portfolio have selected Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109, as the independent accountants who will audit their financial statements.


                                  LEGAL COUNSEL

               The Fund and Portfolio have selected Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036-1800, as their legal counsel.



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

               As of November 20, 1996, the Deferred Compensation Plan of the City of New York and Related Agencies and Instrumentalities, 40 Rector Street, 3rd Floor, New York, New York 10006, owned 100% of the outstanding shares of the Fund; and the Fund held 77.81% of the interests in the Portfolio.


                             REGISTRATION STATEMENT

               This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C.


               Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.


                              FINANCIAL STATEMENTS

               The following financial statements and related documents are incorporated herein by reference from the Fund's Annual Report to shareholders for the fiscal year ended August 31, 1996:

               The audited financial statements of the Fund and Portfolio and notes thereto for the fiscal year ended August 31, 1996, and the reports of Coopers & Lybrand L.L.P., independent accountants, with respect to such audited financial statements of the Fund and the Portfolio.

                                                             Appendix A

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER


               S&P CORPORATE BOND RATINGS:

               AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

               AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

               A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

               BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

               PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

               MOODY'S CORPORATE BOND RATINGS:

               AAA - Bonds rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issue.

               AA - Bonds rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in AAA-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in AAA-rated securities.

               A - Bonds rated A possess many favorable investment attributes and are considered to be as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

               BAA - Bonds which are rated BAA are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

               S&P COMMERCIAL PAPER RATINGS:

               A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

               A-2 - This designation denotes satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated A-1.

               MOODY'S COMMERCIAL PAPER RATINGS:

               Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

               - Leading market positions in well-established industries.
               -      High rates of return on funds employed.
               - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

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               Issuers rated PRIME-2 (or related supporting institutions),  also known as P-2, have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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                                                             Appendix B


The Art of Investing:
A Conversation with Roy Neuberger

                           "I firmly believe that if you want to manage your own money, you must be a student of the market. If you are unwilling or unable to do that, find someone else to manage your money for you."


      NEUBERGER & BERMAN



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[PICTURE OF ROY NEUBERGER]



                During my more than sixty-five years of buying and selling securities, I've been asked many questions about my approach to investing. On the pages that follow are a variety of my thoughts, ideas and investment principles which have served me well over the years. If you gain useful knowledge in the pursuit of profit as well as enjoyment from these comments, I shall be more than content.



                                     \s\ Roy R. Neuberger

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                                   YOU'VE BEEN ABLE TO CONDENSE SOME OF THE
                                   CHARACTERISTICS OF SUCCESSFUL INVESTING INTO
                                   FIVE "RULES." WHAT ARE THEY?


                                   Rule #1: Be flexible. My philosophy has
                                   necessarily changed from time to time because of events and because of mistakes. My views change as economic, political, and technological changes occur both on and sometimes off our planet. It is imperative that you be willing to change your thoughts to meet new conditions.


                                   Rule #2: Take your temperament into account.
                                   Recognize whether you are by nature very speculative or just the opposite -- fearful, timid of taking risks. But in any event --


Diversify your investments,        Rule #3: Be broad-gauged. Diversify your
make sure that some of your        investments, make sure that some of your
principal is kept safe, and        principal is kept safe, and try to increase
try to increase your income your   income as well as your capital.
as well as your capital.


                                                [PICTURE OF ROY NEUBERGER]







                                   Rule #4: Always remember there are many ways to skin a cat! Ben Graham and David Dodd did it by understanding basic values. Warren Buffet invested his portfolio in a handful of long-term holdings, while staying involved with the companies' managements. Peter Lynch chose to understand, first-hand, the products of many hundreds of the companies he invested in. George Soros showed his genius as a hedge fund investor who could decipher world currency trends. Each has been successful in his own way. But to be successful, remember to-

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                                   Rule #5: Be skeptical. To repeat a few well-
                                   worn useful phrases:

                                         A. Dig for yourself.
                                         B. Be from Missouri.
                                         C. If it sounds too good to be true, it
                                         probably is.


                                   IN YOUR 65 YEARS OF INVESTING ARE THERE ANY
                                   GENERAL PATTERNS YOU'VE OBSERVED AS TO HOW
                                   THE MARKET BEHAVES?


                                   Every decade that I've been involved with Wall Street has a nuance of its own, an economic and social climate that influences investors. But generally, bull markets tend to be longer than bear markets, and stock prices tend to go up more slowly and erratically than they go down. Bear markets tend to be shorter and of greater intensity. The market rarely rises or declines concurrently with business cycles longer than six months.


                                   AS A LEGENDARY "VALUE INVESTOR," HOW DO YOU
                                   DEFINE VALUE INVESTING?


                                   Value investing means finding the best values
                                   - - either absolute or relative. Absolute means a stock has a low market price relative to its own fundamentals. Relative value means the price is attractive relative to the market as a whole.


                                   COULD YOU DESCRIBE A STOCK WITH "GOOD VALUE"?


                                   A classic example is a company that has a low price to earnings ratio, a low price to book ratio, free cash flow, a strong balance sheet, undervalued corporate assets, unrecognized earnings turnaround and is selling at a discount to private market value.


                                   These characteristics usually lead to
                                   companies that are under-researched and have a high degree of inside ownership and entrepreneurial management.

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                                   One of my colleagues at Neuberger & Berman
                                   says he finds his value stocks either "under a cloud" or "under a rock." "Under a cloud" stocks are those Wall Street in general doesn't like, because an entire industry is out of favor and even the good stocks are being dropped. "Under a rock" stocks are those Wall Street is ignoring, so you have to uncover them on your own.


                                   ARE THERE OTHER KEY CRITERIA YOU USE TO JUDGE STOCKS?


                                   I'm more interested in longer-term trends in earnings than short-term trends. Earnings gains should be the product of long-term strategies, superior management, taking advantage of business opportunities and so on. If these factors are in their proper place, short-term earnings should not be of major concern. Dividends are an important extra because, if they're stable, they help support the price of the stock.


                                   WHAT ABOUT SELLING STOCKS?


                                   Most individual investors should invest for the long term but not mindlessly. A sell discipline, often neglected by investors, is vitally important.


"One should fall in love           One should fall in love with ideas, with
with ideas, with people or         people, or with idealism. But in my book, the
with idealism.  But in my          last thing to fall in love with is a particular
book, the last thing to            security. It is after all just a sheet of paper
fall in love with is a             indicating a part ownership in a corporation
particular security."              and its use is purely mercenary. If you must
                                   love a security, stay in love with it until it gets overvalued; then let somebody else fall in love




                                                [PICTURE OF ROY NEUBERGER]

                                   ANY OTHER ADVICE FOR INVESTORS?


                                   I firmly believe that if you want to manage your own money, you must be a student of the market. If you're unwilling or unable to do that, find someone else to manage your money for you. Two options are a well-managed no-load mutual fund or, if you have enough assets for separate account management, a money manager you trust with a good record.


                                   HOW WOULD YOU DESCRIBE YOUR PERSONAL INVESTING STYLE?


                                   Every stock I buy is bought to be sold. The market is a daily event, and I continually review my holdings looking for selling opportunities. I take a profit occasionally on something that has gone up in price over what was expected and simultaneously take losses whenever misjudgment seems evident. This creates a reservoir of buying power that can be used to make fresh judgments on what are the best values in the market at that time. My active investing style has worked well for me over the years, but for most investors I recommend a longer-term approach.


                                   I tend not to worry very must about the day to day swings of the market, which are very hard to comprehend. Instead, I try to be rather clever in diagnosing values and trying to win 70 to 80 percent of the time.


                                   YOU BEGAN INVESTING IN 1929.  WHAT WAS YOUR
                                   EXPERIENCE WITH THE "GREAT CRASH"?

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                                   The only money I managed in the Panic of 1929
                                   was my own. My portfolio was down about 12 percent, and I had an uneasy feeling about the market and conditions in general. Those were the days of 10 percent margin. I studied the lists carefully for a stock that was overvalued in my opinion and which I could sell short as a hedge. I came across RCA at about $100 per share. It had recently split 5 for 1 and appeared overvalued. There were no dividends, little income, a low net worth and a weak financial position. I sold RCA short in the amount equal to the dollar value of my long portfolio. It proved to be a timely and profitable move.


                                   HOW DID THE CRASH OF 1929 AFFECT YOUR INVESTING STYLE?


                                   I am prematurely bearish when the market goes up for a long time and everybody is happy because they are richer. I am very bullish when the market has gone down perceptibly and I feel it has discounted any troubles we are going to have.


                                   HOW IMPORTANT ARE PSYCHOLOGICAL FACTORS TO
                                   MARKET BEHAVIOR?


                                   There are many factors in addition to
                                   economic statistics or security analysis in a buy or sell decision. I believe psychology plays an important role in the Market. Some people follow the crowd in hopes they'll be swept along in the right direction, but if the crowd is late in acting, this can be a bad move.


                                   I like to be contrary. When things look bad, I become optimistic. When everything looks rosy, and the crowd is optimistic, I like to be a seller. Sometimes I'm too early, but I generally profit.


                                   AS A RENOWNED ART COLLECTOR, DO YOU FIND
                                   SIMILARITIES BETWEEN SELECTING STOCKS AND
                                   SELECTING WORKS OF ART?

                                   Both are an art, although picking stocks is a
                                   minor art compared with painting, sculpture or
"When things look bad, I           literature.  I started buying art in the 30s,
become optimistic.  When           and in the 40s it was a daily, almost hourly
everything looks rosy, and         occurrence.  My inclination to buy the works of
the crowd is optimistic, I         living artists comes from Van Gogh, who sold
like to be a seller."              only one painting during his lifetime.  He died
                                   in poverty, only then to become a legend and have his work sold for millions of dollars.





                                                [PICTURE OF ROY NEUBERGER]


                                   There are more variables to consider now in both buying art and picking stocks. In the modern stock markets, the heavy use of futures and options has changed the nature of the investment world. In past times, the stock market was much less complicated, as was the art world.


                                   Artists rose and fell on their own merits without a lot of publicity and attention. As more and more dealers are involved with artists, the price of their work becomes inflated. So I almost always buy works of unknown, relatively undiscovered artists, which, I suppose is similar to value investing.


                                   But the big difference in my view of art and stocks is that I buy a stock to sell it and make money. I never bought paintings or sculptures for investment in my life. The objective is to enjoy their beauty.

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                                   WHAT DO YOU CONSIDER THE BUSINESS MILESTONES
                                   IN YOUR LIFE?


                                   Being a founder of Neuberger & Berman and creating one of the first no-load mutual funds. I started on Wall Street in 1929, and during the depression I managed my own money and that of my clientele. We all prospered, but I wanted to have my own firm. In 1939 I became a founder of Neuberger & Berman, and for about 10 years we managed money for individuals with substantial financial assets. But I also wanted to offer the smaller investor the benefits of professional money management, so in 1950 I created the Guardian Mutual Fund (now known as the Neuberger & Berman Guardian Fund). The Fund was kind of an innovation in its time because it didn't charge a sales commission. I thought the public was being overcharged for mutual funds, so I wanted to create a fund that would be offered directly to the public without a sales charge. Now of course the "no-load" fund business is a huge industry. I managed the Fund myself for over 28 years.


                                                [PICTURE OF ROY NEUBERGER]


                                   YOU'RE IN YOUR NINETIES AND STILL YOU GO INTO THE OFFICE EVERY DAY TO MANAGE YOUR INVESTMENTS. WHY?


                                   I like the fun of being nimble in the stock market, and I'm addicted to the market's fascinations.


                                   WHAT CLOSING WORDS OF ADVICE DO YOU HAVE
                                   ABOUT INVESTING?


                                   Realize that there are opportunities at all times for the adventuresome investor. And stay in good physical condition. It's a strange thing. You do not dissipate your energies by using them. Exercise your body and your brain every day, and you'll do better in investments and in life.

                                   ROY NEUBERGER:  A BRIEF BIOGRAPHY

                                   Roy Neuberger is a founder of the investment management firm Neuberger & Berman, and a renowned value investor. He is also a recognized collector of contemporary American art, much of which he has given away to museums and colleges across the country.


                                         During the 1920s, Roy studied art in
                                   Paris. When he realized he didn't possess the talent to become an artist, he decided to collect art, and to support this passion, Roy turned to investing -- a pursuit for which his talents have proven more than adequate.


                                   A TALENT FOR INVESTING


                                         Roy began his investment career by
                                   joining a brokerage firm in 1929, seven
                                   months before the "Great Crash." Just weeks before "Black Monday," he shorted the stock of RCA, thinking it was overvalued. He profited from the falling market and gained a reputation for market prescience and stock selection that has lasted his entire career.


                                   NEUBERGER & BERMAN'S FOUNDING

                                         Roy's investing acumen attracted many
                                   people who wished to have him manage their money. In 1939, at the age of 36, after purchasing a seat on the New York Stock Exchange, Roy founded Neuberger & Berman to provide money management services to people who lacked the time, interest or expertise to manage their own assets.

                                   NEUBERGER & BERMAN -- OVER FIVE DECADES OF
                                   GROWTH


                                         Neuberger & Berman has grown through
                                   the years and now manages approximately $30 billion of equity and fixed income assets, both domestic and international, for individuals, institutions, and its family of no-load mutual funds. Today, as when the firm was founded, Neuberger & Berman follows a value approach to investing, designed to enable clients to advance in good markets and minimize losses when conditions are less favorable.

















                                         For more complete information about the
                                         Neuberger & Berman Guardian Fund,
                                         including fees and expenses, call
                                         Neuberger & Berman Management at
                                         800-877- 9700 for a free prospectus.
                                         Please read it carefully, before you
                                         invest or send money.

                                              Neuberger & Berman Management
                                              Inc.[SERVICE MARK]

                                                   605 Third Avenue, 2nd Floor
                                                   New York, NY  10158-0006
                                                   Shareholder Services
                                                   (800) 877-9700

                                                   [COPYRIGHT SYMBOL]1995
                                                   Neuberger & Berman

                                                PRINTED ON RECYCLED PAPER
                                                    WITH SOY BASED INKS

=========================================================================================
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                                   - 11 -